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                                                                EXHIBIT 10.147.3

                          AMENDMENT TO RIGHTS AGREEMENT

         THIS AMENDMENT (the "Amendment"), dated as of September 21, 2004, to the Rights Agreement (the "Rights Agreement"), dated as of July 8, 1997, between Onyx Acceptance Corporation, a Delaware corporation (the "Company"), and American Stock Transfer and Trust Company, a New York banking corporation (the "Rights Agent"), is being executed at the direction of the Company. Capitalized terms used without definition in this Amendment shall have the meaning ascribed to them in the Rights Agreement.

         WHEREAS, the Company, Capital One Auto Finance, Inc., a Texas corporation ("Parent") and Foothill Services Corporation, a Delaware corporation ("Sub") intend to enter into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which, among other things, Sub will merge with and into the Company (the "Merger"), with the Company surviving as a wholly owned subsidiary of Parent;

         WHEREAS, on September 20, 2004, the Board of Directors of the Company resolved to amend the Rights Agreement to render the Rights inapplicable to the Merger and the other transactions contemplated by the Merger Agreement; and

         WHEREAS, Section 27 of the Rights Agreement permits the Company from time to time to supplement and amend the Rights Agreement;.

         NOW, THEREFORE, in consideration of the foregoing and the agreements, provisions and covenants herein contained, the parties agree as follows:

1. The definition of "Acquiring Person" in Section 1(a) of the Rights Agreement is hereby amended by deleting the period at the end thereof and inserting the following in its place:

"; and

(iii) none of Capital One Auto Finance, Inc., a Texas Corporation, Foothill Services Corporation, a Delaware corporation, or any of their respective Affiliates shall be an "Acquiring Person" by virtue of the execution, deliver, announcement or performance of the Agreement and Plan of Merger dated as of September 21, 2004 (the "Merger Agreement"), including, without limitation, the consummation of the Merger (as defined in the Merger Agreement)."

2. Section 7(a) of the Rights Agreement is hereby amended and restated in its entirety as follows:

         "(a) Except as provided in Sections 23(c) and 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and certification on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each Unit of Preferred Stock as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on the tenth anniversary thereof (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), (iii) the time at which such Rights are exchanged as

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provided in Section 24 hereof, or (iv) the "Effective Time" as such term is defined in the Merger Agreement (the earlier of (i), (ii), (iii) and (iv) being the "Expiration Date").

3. This Amendment shall become effective as of the day and year first written above. Except as modified by this Amendment, the Rights Agreement shall remain in full force and effect without any modification. In the event of a conflict or inconsistency between this Amendment and the Rights Agreement and the exhibits thereto, the provisions of this Amendment shall govern.

4. By executing this Amendment below, the Company certifies that this Amendment has been executed and delivered in compliance with the terms of Section 27 of the Rights Agreement. This Amendment shall be irrevocable and each of Patent and Sub shall be an express third party beneficiary hereof.

5. This Amendment may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

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         The parties hereto have caused this Amendment to be executed and delivered as of the day and year first written above.

ONYX ACCEPTANCE CORPORATION, a Delaware corporation

By: /s/Michael A. Krahelski
   -------------------------------
Name: Michael A. Krahelski
Title: Executive Vice President

AMERICAN STOCK TRANSFER AND TRUST COMPANY, a New York banking corporation, as Rights Agent

By: /s/ Herbert J. Lemmer
   -------------------------------
Name: Herbert J. Lemmer
Title: Vice President

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